SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 3rd day of September, 2014.

AMONG:

ORHAN KARAHODZA, M.D. of Badstr. 36, D-70372 Stuttgart, Germany

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

MEDICUS HOMECARE INC., a corporation duly formed under the laws of Nevada with its registered office at 1859 Whitney Mesa Drive, Henderson, NV 89014

(hereinafter called the "Purchaser")

OF THE SECOND PART

AND:

OVERTECH CORP., a corporation duly formed under the laws of Nevada with its principal office at Waiblingerstrasse 34, Stuttgart, Germany  70372

(hereinafter called the "Overtech")

OF THE THIRD PART

AND:

BEATMUNGSPFLEGE 24 GmbH, a company with limited liability duly formed under the laws of Germany with its principal office at Villa Schoene, Badstr. 36, D-70372 Stuttgart, Germany

(hereinafter called the "GmbH")

OF THE FOURTH PART

AND:

ELMEDINA ADZEMOVIC of Villa Schoene, Badstr. 36, D-70372 Stuttgart, Germany

(hereinafter called the "Principal Shareholder")

OF THE FIFTH PART

WHEREAS:

A.

The Purchaser has offered to purchase all of the issued and outstanding shares of the GmbH;

B.

The Vendor has agreed to sell to the Purchaser all of the issued and outstanding shares of the GmbH held by the Vendor on the terms and conditions set forth herein;

C.

The Principal Shareholder has agreed to transfer certain issued and outstanding common shares of Overtech to the Vendor;

D.

The parties intend that on closing of the Purchase and Sale Agreement, the Purchaser will be merged with and into Overtech with Overtech being the surviving corporation and adopting the name of the Purchaser;

E.

In order to record the terms and conditions of the agreement among them the parties wish to enter into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendor and to the GmbH, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.

INTERPRETATION

1.1

Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)

"Business" means the business in which the GmbH is engaged, namely:

(i)

care services specialized in home mechanical ventilation patients; and

(ii)

any other enterprise that is directly related to the foregoing.

(b)

"Business Plan" means the business plan of the GmbH delivered to the Vendor.

(c)

"Closing Date" means the fifth business day following the day on which the GmbH delivers the financial statements referred to in Article 5 to the Purchaser or such other date as may be mutually agreed upon by the parties hereto but in any event not more than 120 days from the date of this Agreement.

(d)

"GmbH Financial Statements" means those unaudited financial statements of the Predecessor Businesses delivered to the Purchaser.

(e)

"GmbH Shares" means the one (1) share of the capital stock of the GmbH held by the Vendor, being all of the issued and outstanding shares of the GmbH.

(f)

"Overtech Audited Financial Statements" means those audited financial statements of Overtech for the period from November 13, 2012 (Inception) to July 31, 2013 as filed with the SEC on December 4, 2013.

(g)

"Overtech Financial Statements" means, collectively, the Overtech Audited Financial Statements and the Overtech Unaudited Financial Statements.

(h)

"Overtech Shares" means those fully paid and non-assessable shares in the common stock of Overtech to be transferred by the Principal Shareholder to the Vendor as set out in Article 2.

(i)

“Overtech Unaudited Financial Statements” means those unaudited financial statements of Overtech as at April 30, 2014 as filed with the SEC on May 19, 2014.

(j)

“Predecessor Businesses” means the following businesses as carried on prior to their acquisition by the GmbH: “Dr. med Orhan Karahodza Care Service” and “Premium Care Service Pflegeland”.

(k)

“Principal Shares” means the 40,800,000 shares of common stock of Overtech to be transferred to the Vendor under paragraph 2.3 of this Agreement.

(l)

“Securities Act” means the United States Securities Act of 1933.

1.2

All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3

The following schedules are attached to and form part of this Agreement:

Schedule A. -	GmbH Employment, Service & Pension Agreements
Schedule B. -	GmbH Real Property & Leases
Schedule C. -	Encumbrances on the GmbH's Assets and Guarantees of Indebtedness of other parties
Schedule D. -	GmbH Litigation
Schedule E. -	Overtech Litigation
Schedule F. -	Intellectual Property of the GmbH
Schedule G. -	Agreement and Deed of Transfer

2.

SHARE EXCHANGE AND PURCHASE OF SHARES

2.1

The Vendor hereby covenants and agrees to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendor, all of the GmbH Shares held by the Vendor.

2.2

The consideration for the Purchase of the GmbH Shares by the Purchaser will be the payment of $100.00 US to the Vendor by the Purchaser.

2.3

As additional consideration for the Vendor entering into this Agreement and selling the shares of the GmbH to the Vendor, the Principal Shareholder agrees to transfer the Principal Shares to the Vendor on the Closing Date.

2.4

The Vendor acknowledges that the Overtech Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Vendor in accordance with Regulation S of the Securities Act.  Any certificates representing the Overtech Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY

REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

3.

COVENANTS, REPRESENTATIONS AND WARRANTIES

OF THE VENDOR AND THE GMBH

The Vendor and the GmbH jointly and severally covenant with and represent and warrant to the Purchaser and Overtech as follows, and acknowledge that the Purchaser and Overtech are relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the GmbH Shares:

3.1

The GmbH has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Germany; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business Plan.  The GmbH was formed for the purpose of acquiring the Predecessor Businesses.

3.2

The total share capital of the GmbH consists of 25,000 Euros, the paid-in capital of the GmbH consists of 25,000 Euros.

3.3

The GmbH Shares owned by the Vendor are owned by him as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.4

No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the GmbH Shares held by him.

3.5

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the GmbH or of any securities of the GmbH.

3.6

The GmbH does not have any subsidiaries, other than the Predecessor Businesses, or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7

The GmbH will not, without the prior written consent of the Purchaser, issue any additional shares or ownership interest in the GmbH from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the GmbH or ownership interest in the GmbH.

3.8

Except as set out in Schedule C, the GmbH is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9

The books and records of the GmbH fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the GmbH as at the date hereof, and all material financial transactions of the GmbH relating to the Business have been accurately recorded in such books and records.

3.10

The GmbH Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the GmbH as at the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities other than increases arising as a result of carrying on the Business in the ordinary and normal course.

3.11

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the GmbH or of any indenture, instrument or agreement, written or oral, to which the GmbH or the Vendor may be a party.

3.12

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the GmbH and the Vendor, result in the violation of any law or regulation of Germany or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the GmbH or the Business may be subject.

3.13

This Agreement has been duly authorized, validly executed and delivered by the GmbH and the Vendor.

3.14

The Business has been carried on in the ordinary and normal course by the GmbH since the date of the GmbH Financial Statements and will be carried on by the GmbH in the ordinary and normal course after the date hereof and up to the Closing Date.

3.15

Except in connection with the real property leases described on Schedule B hereto, no capital expenditures in excess of $10,000 have been made or authorized by the GmbH since the date of the GmbH Financial Statements and no capital expenditures in excess of $10,000 will be made or authorized by the GmbH after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

3.16

Except as disclosed in the Schedules hereto, the GmbH is not a party to any written or oral employment, service or pension agreement, and, the GmbH does not have any employees who cannot be dismissed on not more than one month’s notice without further liability.

3.17

Except as disclosed in the Schedules hereto, the GmbH does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the GmbH is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

3.18

Except as disclosed in the Schedules hereto, the GmbH is not the owner, lessee or under any agreement to own or lease any real property.

3.19

Except as disclosed in the Schedules hereto, the GmbH owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the GmbH Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.20

The GmbH has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the GmbH and the Vendor, the GmbH is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.21

Except as disclosed in the Schedules hereto, the GmbH does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind whatsoever, including, but not limited to, employment agreements.

3.22

Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the GmbH), pending or threatened against or affecting the GmbH or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the GmbH nor the Vendor is aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.23

The GmbH is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the GmbH is entitled to all benefits thereunder.

3.24

The GmbH has the right to use all of the Intellectual Property in relation to the Business as set out in the Schedules hereto.

3.25

To the best of the knowledge of the GmbH and the Vendor, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

3.26

To the best of the knowledge of the GmbH and the Vendor, the GmbH is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the GmbH is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which the GmbH owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.27

All facilities and equipment owned or used by the GmbH in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

3.28

Except as disclosed in the GmbH Financial Statements and salaries incurred in the ordinary course of business since the date thereof, the GmbH has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of the GmbH or to any person or corporate body not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by the Purchaser.

3.29

The GmbH has made full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the GmbH or the Vendor.

3.30

There are no material liabilities of the GmbH of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the GmbH or the Purchaser may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the GmbH Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the GmbH Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.31

The Articles, bylaws and other constating documents of the GmbH in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.32

The directors and officers of the GmbH are as follows:

Name

Position

Orhan Karahodza

Managing Director

3.33

The Vendor represents and warrants to the Purchaser that the Vendor is not a “U.S. Person” as defined by Regulation S of the United States Securities Act of 1933 and the Vendor is not acquiring the Overtech Shares for the account or benefit of a U.S. Person.

3.34

The Vendor represents and warrants to the Purchaser that the Vendor is acquiring the Overtech Shares for investment purposes, only, with no present intention of dividing his interest with others or reselling or otherwise disposing of any or all of the Overtech Shares.

3.35

The Vendor acknowledges that he was not in the United States at the time the offer to acquire the Overtech Shares was received by him.

4.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND OVERTECH

The Purchaser and Overtech covenant with and represent and warrant to the Vendor and the GmbH as follows and acknowledge that the Vendor and the GmbH are relying upon such covenants, representations and warranties in entering into this Agreement:

4.1

The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.2

The authorized capital of the Purchaser consists of 25,000,000 shares of common stock with a par value $0.001 per share, of which 1,000 shares are currently issued and outstanding as fully paid and non-assessable.

4.3

The Purchaser is a wholly-owned subsidiary of Overtech.

4.4

The directors and officers of the Purchaser are as follows:

Name

Position

Dr. Elmedina Adzemovic

President, Secretary, Treasurer and Director

4.5

Overtech has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the United States Securities Exchange Act of 1934 and is in good standing with respect to all filings required to be made under such statutes with the United States Securities and Exchange Commission; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

4.6

The authorized capital of Overtech consists of 75,000,000 shares of common stock with a par value $0.001 per share, of which 70,560,000 shares are currently issued and outstanding as fully paid and non-assessable.

4.7

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Overtech.

4.8

Overtech will not, without the prior written consent of the Vendor, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of Overtech.

4.9

The directors and officers of Overtech are as follows:

Name

Position

Dr. Elmedina Adzemovic

President, Secretary, Treasurer and Director

4.10

The Overtech Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Overtech as at the date thereof.

4.11

The Overtech Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Overtech as of the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

4.12

There have been no material adverse changes in the financial position or condition of Overtech or damage, loss or destruction materially affecting the business or property of Overtech since the date of the Overtech Unaudited Financial Statements except as may be disclosed by Overtech in Current Reports on Form 8-K filed with the United States Securities and Exchange Commission.

4.13

The Purchaser and Overtech have made full disclosure to the Vendor and the GmbH of all material aspects of the Purchaser's and Overtech’s business and has made all of its books and records available to the representatives of the GmbH and the Vendor in order to assist the GmbH and the Vendor in the performance of its due diligence searches and no material facts in relation to the Purchaser's or Overtech’s business have been concealed by the Purchaser or Overtech.

4.14

Neither the Purchaser nor Overtech is a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

4.15

Except as disclosed in the Overtech Financial Statements or in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or Overtech or affecting the Purchaser's or Overtech’s  business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser and Overtech are not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

4.16

Overtech's common shares are quoted on the NASD OTC Bulletin Board and the OTC Markets Quality Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the NASD OTC Bulletin Board applicable to Overtech or its operations.

4.17

Neither the Purchaser nor Overtech currently have any employees or are a party to any collective agreements with any labour unions or other association of employees.

4.18

Other than the Purchaser, Overtech does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the GmbH.

4.19

The business of the Purchaser and Overtech now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendor.

4.20

No liability, cost or expense will be incurred or payable by the Purchaser or Overtech in connection with the disposition of any of its properties.

4.21

No capital expenditures in excess of $5,000 have been made or authorized by the Purchaser or Overtech since the date of the Overtech Audited Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Purchaser or Overtech after the date hereof and up to the Closing Date without the prior written consent of the Vendor.

4.22

Neither the Purchaser nor Overtech is indebted to any of its directors or officers nor are any of the Purchaser's or Overtech’s directors or officers indebted to the Purchaser or Overtech.

4.23

The Purchaser and Overtech have good and marketable title to its properties and assets as set out in the Overtech Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

4.24

The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of the Purchaser and Overtech in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date.

4.25

There are no material liabilities of the Purchaser or Overtech of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or Overtech or the GmbH may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Overtech Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Overtech Unaudited Financial Statements, none of which has been materially adverse to the nature of the Purchaser's or Overtech’s business, results of operations, assets, financial condition or manner of conducting the Purchaser's or Overtech’s business.

4.26

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or Overtech or of any indenture, instrument or agreement, written or oral, to which the Purchaser or Overtech may be a party.

4.27

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser or Overtech, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which the Purchaser or Overtech or the Purchaser's business or Overtech’s business may be subject.

4.28

This Agreement has been duly authorized, validly executed and delivered by the Purchaser and Overtech.

4.29

Neither the Purchaser nor Overtech has any contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

4.30

The parties acknowledge that Overtech has entered into a finders fee agreement requiring Overtech to issue 2,000,000 shares of Overtech common stock on Closing.

4.31

The Overtech Shares to be transferred to the Vendor will be validly issued, fully paid and non-assessable shares in the common stock of Overtech.

5.

ACTS IN CONTEMPLATION OF CLOSING

5.1

The GmbH covenants and agrees with the Purchaser and Overtech to, prior to or on the Closing Date, deliver to the Purchaser and Overtech those audited annual financial statements and unaudited interim financial statements of the GmbH as are required by Article 8 of Regulation S-X of the United States Securities and Exchange Commission in order to permit Overtech to make the United States Securities and Exchange Commission filings required in respect of the purchase and sale of the shares of the GmbH in accordance with this Agreement.

6.

CONDITIONS OF CLOSING

6.1

All obligations of the Purchaser and Overtech under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The respective representations and warranties of the Vendor and the GmbH contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser and Overtech pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and Overtech and signed under seal by the Vendor and by two senior officers of the GmbH to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3 and 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser and Overtech;

(b)

the GmbH shall have caused to be delivered to the Purchaser and Overtech either a certificate of an officer of the GmbH or, at the Purchaser's or Overtech’s election, an opinion of legal counsel acceptable to the Purchaser's or Overtech’s legal counsel, in either case, in form and substance satisfactory to the Purchaser or Overtech, dated as of the Closing Date, to the effect that:

(i)

the GmbH owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the GmbH Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)

the GmbH has been duly incorporated, organized and is validly existing under the laws of Germany, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

(iii)

the issued and authorized capital of the GmbH is as set out in this Agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

(iv)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the GmbH Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

(v)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the transfer of the GmbH Shares to the Purchaser, will not be in breach of any laws of Germany , and, in particular but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Vendor and the GmbH has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Germany or of any other country or state in which the Vendor is resident or the GmbH carries on business;

and, without limiting the generality of the foregoing, that all corporate proceedings of the GmbH, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser or Overtech, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the GmbH or the Business

(financial or otherwise) from that shown on or reflected in the GmbH Financial Statements.

(d)

No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e)

The GmbH shall have delivered to the Purchaser and Overtech those financial statements of the GmbH specified in paragraph 5.1 hereof.

6.2

In the event any of the foregoing conditions contained in paragraph 6.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser or Overtech, the Purchaser or Overtech may terminate this Agreement by written notice to the Vendor and in such event the Purchaser and Overtech shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser or Overtech without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

6.3

All obligations of the Vendor under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The representations and warranties of the Purchaser and Overtech contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the GmbH and the Vendor pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Vendor shall have received on the Closing Date a certificate dated as of the Closing Date, in a form satisfactory to the Vendor and signed under seal by two senior officers of the Purchaser and Overtech, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendor.

(b)

The Purchaser and Overtech shall have caused to be delivered to the Vendor either a certificate of an officer of the Purchaser and Overtech or, at the Vendor’s election, an opinion of legal counsel acceptable to counsel to the Vendor, in either case, in form and substance satisfactory to the Vendor, dated as of the Closing Date, to the effect that:

(i)

the Purchaser and Overtech have been duly incorporated and organized and are validly subsisting under the laws of the State of Nevada, each the Purchaser and Overtech has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the United States Securities and Exchange Commission;

(ii)

the issued and authorized capital of the Purchaser and Overtech are as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Overtech Shares to be duly and validly allotted and issued to and registered in the name of the Vendor;

(iv)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the issuance and delivery of the Overtech Shares to the Vendor, in consideration of the purchase of the GmbH Shares from the Vendor, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Purchaser and Overtech has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser and Overtech, their shareholders and directors and all other matters which, in the reasonable opinion of counsel for the GmbH, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser or Overtech from that shown on or reflected in the Overtech Audited Financial Statements.

6.4

In the event that any of the conditions contained in paragraph 6.3 hereof shall not be fulfilled or performed by the Purchaser or Overtech at or before the Closing Date to the reasonable satisfaction of the Vendor then the Vendor shall have all the rights and privileges granted to the Purchaser under paragraph 6.2, mutatis mutandis.

7.

CLOSING ARRANGEMENTS

7.1

The closing shall take place on the Closing Date at the offices of the Vendor at Villa Schoene, Badstr. 36, D-70372 Stuttgart, Germany, or at such other time and place as the parties may mutually agree.

7.2

On the Closing Date, upon fulfilment of all the conditions set out in Article 6 which have not been waived in writing by the Purchaser or Overtech or by the Vendor, as the case may be, then:

(a)

the Vendor shall deliver to the Purchaser:

(i)

the Agreement and Deed of Transfer in the form attached as Schedule J hereto and such other documents as may be necessary to record the transfer of the GmbH to the Purchaser in the commercial registry in Stuttgart;

(ii)

the certificates and officer's certificate or opinion referred to in paragraph 6.1; and

(iii)

evidence satisfactory to the Purchaser and Overtech and their legal counsel of the completion by the GmbH and the Vendor of those acts referred to in paragraph 5.1.

(b)

the Vendor and the GmbH shall cause the GmbH Shares to be transferred into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the GmbH;

(c)

Overtech shall issue and deliver to the Vendor:

(iv)

the certificates and officer's certificate or opinion referred to in paragraph 6.3; and

(iii)

sequential resignations and directors resolutions such that all of the directors and officers of Overtech will have resigned and the following will have been appointed directors and/or officers of Overtech  immediately following closing:

Name

Position

Orhan Karahodza

Director, Chief Executive Officer, President, Secretary & Treasurer

Elmedina Adzemovic

Director & Chief Financial Officer

(iv)

all agreements, deeds or other documents (including but not limited to a power of attorney) which are necessary to register the transfer of the GmbH from the Vendor to the Purchaser under the laws of Germany.

(v)

The Principal Shareholder shall deliver to the Vendor the certificates representing all the Principal Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all applicable security transfer taxes paid.

8.

ACTIONS TO BE TAKEN AFTER CLOSING

8.1

Subsequent to Closing, Overtech will complete a short form merger under the Nevada Revised Statutes with the Purchaser, its wholly-owned subsidiary, and shall adopt the name of the Purchaser.

9.

GENERAL PROVISIONS

9.1

Time shall be of the essence of this Agreement.

9.2

This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the GmbH Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

9.3

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.  The Purchaser may not assign this Agreement without the consent of the GmbH which consent may be withheld for any reason whatsoever.

9.4

Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement.  Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied.  Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

9.5

This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

9.6

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

9.7

No claim shall be made by the GmbH or the Vendor against the Purchaser, or by the Purchaser against the GmbH or the Vendor, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $10,000.

-- SIGNATURE PAGE FOLLOWS –

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VENDOR:

SIGNED, SEALED AND DELIVERED

BY ORHAN KARAHODZA, M.D.

in the presence of:

/s/ Witness Signature

/s/ Orhan Harahodza, M.D.

_______________________________

_______________________________

Signature of Witness

ORHAN KARAHODZA, M.D.

Witness Name

_______________________________

Name

Witness Address

_______________________________

Address

PURCHASER:

MEDICUS HOMECARE INC.

/s/ Dr. Elmedina Adzemovic

_______________________________

Dr. Elmedina Adzemovic, President

OVERTECH:

OVERTECH CORP.

/s/ Dr. Elmedina Adzemovic

_______________________________

Dr. Elmedina Adzemovic, President

GMBH:

BEATMUNGSPFLEGE 24 GMBH

/s/ Orhan Harahodza, M.D.

_______________________________

by its authorized signatory

PRINCIPAL SHAREHOLDER:

SIGNED, SEALED AND DELIVERED

BY ELMEDINA ADZEMOVIC

in the presence of:

/s/ Witness Signature

/s/ Elmedina Adzemovic

_______________________________

_______________________________

Signature of Witness

ELMEDINA ADZEMOVIC

Witness Name

_______________________________

Name

Witness Address

_______________________________

Address

SCHEDULE "A"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

EMPLOYMENT, SERVICE & PENSION AGREEMENTS OF THE GMBH

There are no long term service or employment agreements in place.

All Employment Agreements can be terminated with two months’ notice at any time without cause.

There are no pension agreements in place.

SCHEDULE "B"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

REAL PROPERTY & LEASES OF THE GMBH

1 - Rental of a business space *small office checkpoint* at a business center in the City of ULM -  including a telephone service and postal services.  The minimum monthly cost is Euro 69.00 and then depending on how much work the business center does for orhan, it can increase to a maximum of 400.00 euro a month.

The agreement is for 3 months and renews automatically every 3 months.

The agreement is between Dr. Orhan and a company called BCU Business Center Ulm GmbH & Co.

Dated Nov 1, 2013

It is still active.

2 - Rental of a business space *small office checkpoint* at a a business center in the City of Frankfurt - including a telephone service and postal services.  The minimum monthly cost is Euro 149.00 and then depending on how much work the business center does for orhan, it can increase to a maximum of 198.00 euro a month.

The agreement is for 3 months and renews automatically every 3 months.

The agreement is between Dr. Orhan and a company called Excellent Business Center

Dated Nov 6, 2013

It is still active.

3 - Rental of a business space *small office checkpoint* at a a business center in the City of Munich- including a telephone service and postal services.  The minimum monthly cost is Euro 149.00 and then depending on how much work the business center does for orhan, it can increase to a maximum of 198.00 euro a month.

The agreement is for 3 months and renews automatically every 3 months.

The agreement is between Dr. Orhan and a company called Excellent Business Center

Dated Nov 6, 2013

It is still active.

4 - Rental of a business space *small office checkpoint* at a a business center in the City of Karlsruhe- including a telephone service and postal services.  The minimum monthly cost is

Euro 130.90 and then depending on how much work the business center does for orhan, it can increase to a maximum of 400.00 euro a month.

The agreement is for 3 months and renews automatically every 3 months.

The agreement is between Dr. Orhan and a company called Business Center Karlsruhe

Dated Dec 1, 2013

It is still active.

5 - Rental of a business space *small officecheckpoint* at a a business center in the City of Mannheim- including a telephone service and postal services.  The minimum monthly cost is Euro 149.00 and then depending on how much work the business center does for orhan, it can increase to a maximum of 250.00 euro a month.

The agreement is for 3 months and renews automatically every 3 months.

The agreement is between Dr. Orhan and a company called BCRN Business Center Rhein-Neckar GmbH.

Dated Nov 6, 2013

It is still active.

6 - Rental of a business space *small office checkpoint* at a a business center in the City of Heidelberg- including a telephone service and postal services.  The minimum monthly cost is Euro 249.90 and then depending on how much work the business center does for orhan, it can increase to a maximum of 358.00 euro a month.

The agreement is for 12 months and renews automatically every 12 months.

The agreement is between Dr. Orhan and a company called IHR BURO Heidelberg

Dated Nov 8, 2013

It is still active.

7 - Rental of head medical office in STUTTGART -

Monthly rent EUR 2,200.00

agreement betweem dr. orhan and a company called Manha Aelin Usor

Dated Jan 1, 2013

5 yr lease with 3 yr renewal option

SCHEDULE "C"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

ENCUMBRANCES ON THE GMBH'S ASSETS

None.

SCHEDULE "D"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

GMBH LITIGATION

None.

SCHEDULE "E"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

PURCHASER LITIGATION

None.

SCHEDULE "F"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

INTELLECTUAL PROPERTY OF THE GMBH

Trademark filed by the company on August 22, 2006 the name and logo Medicus 24 in the German Patent and Trademark office.

Websites owned:

www.consulting-24.org

www.consulting-24.de

www.eliteseniorenhaus.com

www.medicalspa-stuttgart.de

www.beatmungsservice.com

www.medicus-24.de

SCHEDULE "G"

to that Share Purchase Agreement

dated for reference as of the 3rd day of September, 2014

AGREEMENT AND DEED OF TRANSFER

THIS AGREEMENT AND DEED OF TRANSFER is dated for reference as of the     day of                           , 2014.

BETWEEN:

ORHAN KARAHODZA, M.D. of Badstr. 36, D-70372 Stuttgart, Germany

(hereinafter called the "Transferor")

OF THE FIRST PART

AND:

MEDICUS HOMECARE INC., a corporation duly formed under the laws of Nevada with its registered office at 1859 Whitney Mesa Drive, Henderson, NV 89014.

(hereinafter called the "Transferee")

OF THE SECOND PART

THIS DOCUMENT WITNESSES THAT for value received, the receipt and sufficiency of which is hereby acknowledged, the Transferor DOES HEREBY assign to the Transferee all of the Transferor’s shares, rights and interests in Beatmungspflege24 GmbH, a limited liability company duly formed under the laws of the Federal Republic of Germany, registered in the commercial register of the District Court at Ludwigshafen am Rhein under commercial registration No. UR_______________, being a 100% ownership interest, free and clear of all liens, charges and encumbrances, and Transferee DOES HEREBY accept such assignment.

1.

The Transferor hereby represents to the Transferee that the Transferor has all necessary authority to execute this Agreement and Deed of Transfer.

2.

The Transferee hereby represents to the Transferor that the Transferee has all necessary authority to execute this Agreement and Deed of Transfer.

3.

The Transferee and the Transferor agree to enter into any other documents and take such further actions as shall be necessary to give effect to this Agreement and Deed of Transfer.

4.

Notwithstanding execution of this document and the transfer of the ownership of Beatmungspflege24 GmbH, the representations of the Transferee and the Transferor made in the Share Purchase Agreement among the Transferee, the Transferor, Beatmungspflege24 GmbH, Overtech Corp. and Elmedina Adzemovic dated for reference as of the 3rd day of September, 2014, shall survive this transfer of interest and remain in force and effect.

5.

This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

_______________________________ ORHAN KARAHODZA, M.D.	MEDICUS HOMECARE INC. Per: _______________________________ Dr. Elmedina Adzemovic, President